UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan (Address of principal executive offices)	48858 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On December 21, 2007, IBT Bancorp, Inc. (“IBT”) issued a press release announcing the results of the Special Meeting of Shareholders of Greenville Community Financial Corporation (“GCFC”) in which the GCFC shareholders approved the pending merger transaction between GCFC and IBT. The press release also announced that IBT’s Board of Directors has declared a $0.32 per share fourth quarter cash dividend and a 10% stock dividend. A copy of the press release announcing the shareholder voting results and dividend declarations is furnished with this Form 8-K as Exhibit 99.1.
In conjunction with the December 21, 2007 press release, IBT issued a letter to the GCFC shareholders and a letter to the IBT shareholders. The GCFC shareholder letter and the IBT shareholder letter, are included as Exhibits 99.2 and 99.3, respectively to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	The following exhibits are included with this Report:
99.1	Press release.

99.2	Letter to GCFC Shareholders.

99.3	Letter to IBT Shareholders.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007	IBT BANCORP, INC.

	By:	/s/ Dennis P. Angner Dennis P. Angner, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release

Exhibit 99.2	Letter to GCFC Shareholders

Exhibit 99.3	Letter to IBT Shareholders